Exhibit 10.1

SUBSCRIPTION AGREEMENT

Splash Beverage Group, Inc.

1314 E Olas Blvd, Suite 221

Fort Lauderdale, Florida 33316

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Splash Beverage Group, Inc., a Colorado corporation (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Securities, the Representations and Warranties of the Company, the Investor Information Form and the Risk Acknowledgement Form attached hereto as Annexes I, II, III and IV, respectively (collectively, this “Agreement” or “Subscription Agreement”), is made as of the date set forth below between the Company and the Investor.

2. The Company is offering a maximum of Six Million Dollars ($6,000,000) (the “Maximum Offering Amount”) in an offering (the “Offering”) of shares of the Common Stock of the Company, no par value per share (the “Shares”), at a purchase price of $1.10 per share (the “Purchase Price”) and warrants (the “Investor Warrants”) to purchase such number of shares of Common Stock equal to 50% of the Shares purchased by the Investor. The Investor Warrant is attached to the Memorandum as Annex B. The minimum amount of Securities that may be purchased by the Investor is for $25,000 (the "Minimum Investment Amount"), provided that the Company may, in its sole discretion, accept subscriptions for less than the Minimum Investment Amount. The Offering is being conducted pursuant to the terms of that certain Private Placement Memorandum dated November 23, 2020 as may be amended or supplemented from time to time, including all attachments, schedules, annexes and exhibits there to (the “Memorandum”) and pursuant to an exemption from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based in part, upon the representation, warranties and agreements of the Investor contained in this Agreement. For purposes of this Agreement, the term “Securities” shall refer to the Shares, the Investor Warrant and the shares of the Company’s Common Stock issuable upon exercise of the Investor Warrant. A prospective investor may purchase any amount of Securities provided the aggregate purchase price for the Securities shall be equal to such investor’s aggregate subscription amount. Capitalized terms used and not defined herein shall have the same meanings as in the Memorandum.

3. The Company and the Investor agree that pursuant to this Agreement and the Memorandum, the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of Shares and Investor Warrants set forth on the signature page hereto for the aggregate purchase price set forth on the signature page hereto. The Investor acknowledges that WestPark Capital, Inc. and Dawson James Securities, Inc., each a  registered broker-dealer and member of FINRA, are acting as co-placement agent (the “Placement Agents”) for the Offering.

4. INSTRUCTIONS FOR INVESTING are as follows:

a. Please review the Memorandum.

b. Please provide a written confirmation with respect to your status as an accredited investor from an independent source including (i) a registered broker-dealer, (ii) an investment adviser registered with the SEC, (iii) a licensed attorney who is in good standing under the laws of the jurisdiction(s) in which he or she is admitted to practice law or (iv) a certified public accountant who is duly registered and in good standing under the laws of the place of his or her residence or principal office. This should be sent to the Placement Agents at the address set forth below.

WestPark Capital, Inc.

126 East 56th Street, 3rd Floor

New York, NY 10022

c. Please review and execute the signature pages to this Agreement, including the Annexes thereto, then e-mail a scanned copy of these items to the recipient below:

WestPark Capital, Inc.

126 East 56th Street, 3rd Floor

New York, NY 10022

Annex A - 1

d. You may also mail printed and wet-ink signed versions of your subscription documents to:

WestPark Capital, Inc.

126 East 56th Street, 3rd Floor

New York, NY 10022

e. Within three (3) business days of your delivery of the above items to the WestPark Capital, Inc., you should send payment of your subscription amount in full by wire transfer to the following escrow account:

Wire to:

NOTE: if the name of the Investor is different from the sender of the wire transfer, please inform the Company (via email to dean@splashbeveragegroup.com) to ensure that your funds are properly credited.

5. Please note that the Company may reject this subscription for any reason (regardless of whether any wire transfer relating to this subscription is sent to the Company), and the Company will promptly return your funds without interest, and without deduction of any expenses, if rejected. The Company will send to you a fully executed copy of this Agreement if your subscription is accepted. If you have any questions about completing the foregoing documents, please contact the Company at dean@splashbeveragegroup.com.

6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA Rule1011) as of the Closing (as hereinafter defined), and (c) neither the Investor nor any group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of Investors of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Please note any exceptions to the statement above:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7. By its signature, the Investor hereby represents that it is an “accredited investor” as defined in defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), it is purchasing the Securities as principal, it was not created or used solely to purchase or hold the Securities as an accredited investor and it has concurrently executed and delivered the “Confidential Investor Questionnaire” attached as Exhibit B to hereto and specifically represents and warrants that one or more of the categories set forth in Exhibit B correctly, and in all respects, describes it and will continue to describe it as at the Closing (as hereinafter defined), and it has so indicated by initialing the category therein which so describes it.

YOU SHOULD NOT SIGN AND RETURN THIS STATEMENT IF IT DOES NOT ACCURATELY REFLECT YOUR FINANCIAL SITUATION, INVESTMENT EXPERIENCE, AND INVESTMENT OBJECTIVES. YOU AGREE TO NOTIFY THE COMPANY IN WRITING IF ANY OF THE ABOVE INFORMATION CHANGES.

Please fill in the information below with respect to the Securities you wish to purchase.

# of Shares Purchased: ___________________________________

$ amount of Shares Purchased: $_____________________

Investor Warrants to purchase _________________________ Shares of Common Stock [50% of the Shares being purchased]

Annex A - 2

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:__________________, 202__

INVESTOR

By:

Print Name:

Title:

Address:

Telephone number:

Email address:

Agreed and Accepted this _________day of __________________________, 201__:

Splash Beverage Group, Inc.

By:
Name:
Title:

Annex A - 3

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.    Agreement to Sell and Purchase the Securities; Placement Agents.

2.1 Pursuant to this Agreement, the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the amount of Shares and Investor Warrants set forth on the last page of the Agreement (the “Signature Page”) to which these Terms and Conditions for Purchase of the Securities are attached as Annex I for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company proposes to enter into substantially the same form of Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company has engaged WestPark Capital, Inc. and Dawson James Securities, Inc. (“Placement Agents”) as its placement agent to use their best efforts to arrange for the sale of the Securities offered pursuant to the Memorandum, and has agreed to pay the Placement Agents a non-refundable cash retainer of $25,000 (for both Placement Agents) of which $7,500 has been paid and $17,500 of which is to be paid out of the Initial Closing (as defined below) of this Offering. The Placement Agents will also receive a cash commission in the amount of 10% of the gross proceeds of the Offering received from retail investors, 8% of the gross proceeds of the Offering received from institutional investors and 4% of the gross proceeds of the Offering received from investors introduced to the Placement Agents by the Company. In addition, the Placement Agents shall also be entitled to an expense reimbursement for their legal fees in the amount of $40,000 (for both Placement Agents), of which $10,000 has been paid, and a non-accountable expense allowance equal to 3% of the gross proceeds from the Offering. The Placement Agents will also be reimbursed up to $250 for each retail investor for the accreditation and verification process. Furthermore, the Placement Agents will be entitled to receive three year warrants (the “Placement Agent Warrants”) to purchase such number of shares of Common Stock of the Company equal to 10% of the aggregate number of Shares of Common Stock sold in the Offering to retail investors and 8% of the aggregate number of Shares of Common Stock sold in the Offering to institutional investors. The Placement Agent Warrants will have an exercise price of $1.10 per share, shall contain a cashless exercise provision and shall contain piggyback registration rights.

2.4 The Company makes the representations and warranties included Annex II to the Investor. The Company confirms that neither it nor any other person acting on its behalf has provided the Investor or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information, except the existence of this Offering and as disclosed in the Memorandum. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

3. Closings and Delivery of the Securities and Funds.

3.1 Closing. Upon acceptance by the Company of subscriptions from prospective investors, the Placement Agents and the Company shall have the right at any time, prior to the Termination Date (as defined below), to effect an initial closing with respect to this Offering (the “Initial Closing”). Thereafter, the Placement Agents and the Company shall continue to accept additional subscriptions for, and continue to have closings (together with the Initial Closing, each a “Closing”), from time to time up to the earlier of (i) the date upon which subscriptions for the Maximum Offering Amount offered hereunder have been accepted, (ii) January 21, 2021, which period may be extended without further notice to prospective investors by the Company and the Placement Agents, in their mutual discretion, until February 22, 2021, or (iii) the date upon which the Company and the Placement Agents elect to terminate the Offering (the “Termination Date”).

The completion of the purchase and sale of the Shares and Investor Warrants shall occur after this Agreement has been signed by the Investor and the Company, and the Company has received the aggregate purchase price. Promptly after the Closing, (a) the Company’s transfer agent shall issue the Shares in book entry form and the Company shall deliver to the Investor the Investor Warrants purchased by the Investor as set forth on the Signature Page registered in the name of the Investor or, if so indicated on the “Investor Information Form” attached hereto as Annex III, in the name of a nominee designated by the Investor.

Annex I - 1

3.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the aggregate purchase price for the Shares and Investor Warrants being purchased hereunder as set forth on the Signature Page, (ii) receipt of this Agreement duly executed by the Investor and (iii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing.

(b)   Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Securities will be subject to (i) receipt of this Agreement duly executed by the Company and (ii) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Securities that they have agreed to purchase from the Company.

3.3 Delivery of Funds. Within three (3) business days of the Company’s acceptance of Investor’s subscription hereunder, Investor shall pay the aggregate purchase price for the Shares and Investor Warrants in full by wire transfer as set forth above.

3.4 Delivery of Securities. Promptly after the Closing, (a) the Company shall deliver to the Investor certificates representing the Shares and Investor Warrants purchased by the Investor as set forth on the Signature Page registered in the name of the Investor or, if so indicated on the “Investor Information Form” attached hereto as Annex III, in the name of a nominee designated by the Investor.

4. Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

4.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and (b) has answered all questions on the Signature Page, the Confidential Investor Questionnaire, the Risk Acknowledgement form and has completed the Independent Verification of Accredited Investor Status form and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing.

4.2 If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

4.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be in violation of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

Annex I - 2

4.5 The Investor acknowledges that this Agreement requires the Investor to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the eligibility of the Investor to purchase the Securities under applicable securities laws and completing filings required by any securities regulatory authority. Personal information regarding the Investor may be disclosed by the Company to: (a)  securities regulatory authorities; (b) the Company’s transfer agent; (c) any government agency, board or other entity; and (d) any of the other parties involved in the Offering, including the Company and its legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Investor is deemed to be consenting to the foregoing collection, use and disclosure of such personal information.

5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed:

(a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three (3) business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

if to the Company, to:

Splash Beverage Group, Inc.

1314 East Olas Blvd, Suite 221

Fort Lauderdale, Florida 33316

Attention: Dean Huge, Chief Financial Officer

Email: Dean@splashbeveragegroup.com

with a copy (which shall not constitute notice) to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

New York, New York 10036

Attention: Darrin Ocasio, Esq.

Email: dmocasio@srf.law

(b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement shall constitute written confirmation of the Company’s sale of the Securities to such Investor.

13. Provision of Information. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its subsidiaries from and after the date hereof without the express prior written consent of such Investor. To the extent that the Company or any of its subsidiaries or any of their respective officers, directors, affiliates, employees and agents deliver any material, non-public information to an Investor without such Investor's consent, the Company hereby covenants and agrees that such Investor shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty not to trade on the basis of, such material, non-public information or any other obligation with respect to such information.

Annex I - 3

ANNEX II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(a) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries has the power and authority (corporate or otherwise) to own its properties and conduct its business as currently being carried on, and is duly qualified to do business as a foreign corporation or other entity in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”). If the Company has no subsidiaries, all other references to the subsidiaries or any of them shall be disregarded.

(b) The Company has the power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement. Each of this Agreement and the Securities has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(c) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated, will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, order, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, except to the extent such breach, violation or default is not reasonably likely to have a Material Adverse Effect, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) (a “Default Acceleration Event”) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, except to the extent that such conflict, default or Default Acceleration Event is not reasonably likely to result in a Material Adverse Effect, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s certificate of incorporation, as amended, or by-laws, as amended.

(d) Neither the Company nor any of its subsidiaries is in violation, breach or default under its certificate of incorporation, as amended, by-laws, as amended, or other equivalent organizational or governing documents, except where the violation, breach or default in the case of a subsidiary of the Company is not reasonably likely to result in a Material Adverse Effect.

(e) No consents, approvals, orders, authorizations or filings are required on the part of the Company or its subsidiaries in connection with the execution, delivery or performance of this Agreement, and the issue and sale of the Securities, except (A) such consents, approvals, authorizations, registrations or qualifications as may be required under federal, state or foreign securities or Blue Sky laws and the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA ”) in connection with the offer and sale of the Securities by the Placement Agents, if applicable, (B) such consents, approvals, orders, authorizations and filings, the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect, and (C) such consents, approvals and waivers which have been obtained by the Company, and which are in full force and effect as of the date hereof.

(f) The Company has such authorized capitalization as set forth in the Memorandum. All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws. The Securities when issued will be duly authorized and validly issued, fully paid and nonassessable, will be issued in compliance with all applicable securities laws, and will be free of preemptive, registration or similar rights.

Annex II - 1

(g) Each of the Company and its subsidiaries has (A) filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (B) paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective subsidiary, except, in all cases, for any such amounts that the Company or any subsidiary is contesting in good faith and except in any case in which the failure to so file or pay would not reasonably be expected to have a Material Adverse Effect. No issues have been raised and are currently pending by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. The term “taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(h) Except as a set forth in the SEC Reports (as hereinafter defined), there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or its subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result in a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(i) The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(j) The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Memorandum as being owned by them that is material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are not reasonably likely to result in a Material Adverse Effect. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its subsidiaries.

(k) The Company and each of its subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Memorandum. To the knowledge of the Company, no action or use by the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

(l) The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notice of violation relating to any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, (D) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (E) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

(m) The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as, in the Company’s reasonable judgment, is adequate for the conduct of its business and the value of its properties and as is customary for similarly sized companies engaged in similar businesses in similar industries.

(n) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that is reasonably likely to result in a Material Adverse Effect.

(o) Except as set forth in the SEC Filings, neither the Company, its subsidiaries nor, to its knowledge, any other party is in violation, breach or default of any Contract that is reasonably likely to result in a Material Adverse Effect.

Annex II - 2

(p) Except as set forth in the SEC Reports, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials and any amendments filed through the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(q) No supplier, customer or distributor of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(r) The operations of the Company and its subsidiaries are being conducted in material compliance with applicable employment laws, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Employee Benefit Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Employee Benefit Laws is pending or, to the knowledge of the Company, threatened.

(s) Neither the Company nor any of its subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates conduct their businesses in compliance in all material respects with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance in all material respects with such laws and with the representation and warranty contained herein.

Annex II - 3

ANNEX III

INVESTOR INFORMATION FORM

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Securities are to be registered in. You may use a nominee name if appropriate:

2. The relationship between the Investor and the registered holder listed in response to item 1 above:

3. The mailing address of the registered holder listed in response to item 1 above:

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

Annex III - 1

ANNEX IV

RISK ACKNOWLEDGEMENT FORM

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 - ABOUT YOUR INVESTMENT
Common Stock and Warrants to purchase Common Stock equal to 50% of the shares of Common Stock being issued to the Investor (the “Securities”):	Issuer: Splash Beverage Group, Inc. (the “Issuer”)
Purchased from: the Issuer
SECTION 2 - RISK ACKNOWLEDGEMENT - TO BE COMPLETED BY THE PURCHASER
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from any persons about whether this investment is suitable for you other than from the Placement Agents engaged by the Issuer.
SECTION 3 - YOUR NAME AND SIGNATURE (Sign 2 copies of this document; keep one for your records.)
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 4 – PLACEMENT AGENT INFORMATION - TO BE COMPLETED BY THE PLACEMENT AGENT
[Instruction: The Placement Agent is the person who meets with, or provides information to, the Investor with respect to making this investment. That could include a representative of the Issuer, a registrant or a person who is exempt from the registration requirement.]
First and last name of Placement Agent (please print):
Telephone:	Email:
Name of firm (if registered):	Dealer Rep. Code:

For more information about this investment, contact:

Splash Beverage Group, Inc.

1314 East Olas Blvd, Suite 221

Fort Lauderdale, Florida 33316

Attention: Dean Huge , Chief Financial Officer

Email: dean@splashbeveragegroup.com

Annex IV - 1

EXHIBIT B

INVESTOR QUESTIONNAIRE – ACCOUNT UPDATE

CONFIDENTIAL

Splash Beverage Group, Inc.

THE SECURITIES OFFERED HEREBY ARE BEING OFFERED ONLY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SECURITIES OFFERED HEREBY ARE EXTREMELY SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK, AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

THE UNDERSIGNED IS REPRESENTING AND WARRANTING IN THE ACCOMPANYING SUBSCRIPTION AGREEMENT AND HEREIN THAT HE/SHE/IT IS FINANCIALLY SOPHISTICATED AND THAT THE SECURITIES SUBSCRIBED FOR THEREIN ARE SUITABLE FOR HIM/HER/IT.

DO NOT SUBSCRIBE FOR THE SECURITIES UNLESS YOU BELIEVE THAT YOU ARE SOPHISTICATED AND THAT THE SECURITIES SUBSCRIBED FOR HEREIN ARE SUITABLE FOR YOU.

YOU ACKNOWLEDGE THAT THE REPRESENTATIONS MADE IN THIS CERTIFICATION OF ACCREDITED INVESTOR, INVESTOR QUESTIONNAIRE, AND ARE TRUE, COMPLETE, AND ACCURATE AND THAT YOU HAVE DISCUSSED YOUR FINANCIAL SITUATION WITH YOUR REPRESENTATIVE.

1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067 • Ph (310) 843-9300 • Fax (310) 843-9304

Exhibit B-1

GENERAL INFORMATION

If you would like to invest in the securities issued by the Splash Beverage Group, Inc., please complete and return the attached Certification of Accredited Investor, Investor Questionnaire – Account Update to WestPark Capital, Inc.

Before you invest, please consult with your broker, investment adviser, attorney, accountant or other advisers regarding an investment in the Company and its suitability for you. By signing this form, you are representing and warranting that you have consulted your broker, and your advisors, if applicable, regarding your sophistication, this investment, and its suitability for you and determined that such investment is suitable for you.

Remember to sign the Company’s Subscription Agreement (“Subscription Agreement”) along with a copy of all required documents, as set forth herein. If not completed in full, the subscription package may be returned and rejected. You must also initial where indicated, indicating that you have read and understood the disclosures therein.

The Subscription Agreement will be irrevocable by the prospective investor. Unless the Subscription Agreement is rejected or the Offering is withdrawn, the subscriber will become an investor in this Offering. The Company or the Placement Agents may reject subscriptions for failure to conform to the requirements of the Offering, incomplete or illegible documentation, oversubscription of the Offering or any such other reason, whatsoever, as the Company and the Placement Agents, in their sole discretion, may determine.

Exhibit B-1-1

CERTIFICATION OF ACCREDITED INVESTOR

Please complete and return the applicable paperwork based on the registration type below:

☐	Corporate Account (Domestic)

Certification of Accredited Investor

Corporate Resolution

Investor Information

Valid government issued photo ID with signature

W9

☐	Corporate Account (International)

Certification of Accredited Investor

Certification for Non US Person Representations

Corporate Minutes in English

Corporate Resolution Investor Information

Valid passport, including photo and signature

W8-BEN

☐	Individual Account (Domestic)

Certification of Accredited Investor

Investor Information

Valid government issued photo ID with signature

W9

☐	Individual Account (International)

Certification of Accredited Investor

Certification for Non US Person Representations Investor Information

Valid passport with photo and signature

W8-BEN

☐	Individual Retirement Account (IRA)

Certification of Accredited Investor

Investor Information

Valid government issued photo ID with signature

W9

☐	Joint Account (2 or more investors)

Certification of Accredited Investor

Investor Information

Valid government issued photo ID with signature

W9 for each investor

☐	Trust Account

Certification of Accredited Investor

Investor Information

Trust Agreement, including names of trustees and signature pages

Valid government issued photo ID with signature

W9

Exhibit B-1-2

CERTIFICATION OF ACCREDITED INVESTOR (CON’T.)

I understand that investment in the restricted Securities of the Company is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the Securities for an indefinite period of time, since the Securities have not been registered under the Securities Act and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company). I consent to the affixing by the Company of such legends on certificates representing the Securities (or any part thereof) as any applicable federal or state securities law or any securities law of any other applicable jurisdiction may require from time to time.

I represent and warrant to the Company that: (i) the financial information provided in the Certification of Accredited Investor, the Investor Questionnaire, and the Subscription Agreement is complete, true and correct; (ii) I and my Investment Managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of the Securities; (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information provided to me and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Securities; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the offering materials; (v) I am acquiring the Securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Securities; (vi) I am financially sophisticated and have enough business and financial experience to evaluate the merits and risks of an investment in the Company and to protect my interests in the transaction; and (vii) I believe that the investment in the Securities is suitable for me. INITIALS: _____________

I understand that the purchase price for the Securities does not reimburse me for any costs I have incurred for legal, tax, accounting or financial advice, including fees paid to my purchaser representative, if any.

The undersigned, if a corporation, partnership, trust or other form of legal business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Securities; (ii) has obtained such additional tax and other advice that it has deemed necessary; (iii) has its principal place of business at its address set forth herein; (iv) has not been formed for the specific purpose of acquiring the Securities (although this may not necessarily disqualify the subscriber as a purchaser); (v) has truthfully and accurately disclosed all beneficial owners who, directly or indirectly, control 10% or more of the entity; and (vi) has truthfully and accurately disclosed the names of one or more individuals with managerial control. The person(s) executing the Subscription Agreement, as well as all other Agreements and documents related to the Offering, represent that he/she/they are duly authorized to execute all such Agreements and documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.) INITIALS: _____________

I/we represent and warrant that all of the information which I/we have furnished to the Company and which is set forth in Certification of Accredited Investor, the Investor Questionnaire, and the Subscription Agreement is true and complete as of the date of thereof. If any material change in this information should occur prior to my/our subscription being accepted, I/we will immediately furnish the revised or corrected information. I/we further agree to be bound by all of the terms and conditions of the Offering described in the Subscription Agreement and the other documents and agreements related thereto. The undersigned is/are the only persons or entities with a direct or indirect interest in the Securities subscribed for by this Subscription Agreement. INITIALS: _____________

I agree to indemnify and hold harmless the Company and its officers, directors, affiliates, agents, and attorneys, including the Placement Agents and their owners, officers, directors, affiliates, agents, representatives, employees, independent contractors, and attorneys, from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of (i) the failure of the undersigned to fulfill, or a breach of, any of the terms, conditions, or obligations set forth herein or in the Subscription, if applicable; (ii) any breach of the representations and warranties made by the undersigned herein or in the Subscription Agreement, including, but not limited to, the undersigned’s representations and warranties that he/she/it is financially sophisticated and that an investment in the Securities is suitable for him/her/it; or (iii) a breach of any agreement provided by the undersigned to the Company. INITIALS: _____________

Exhibit B-1-3

This subscription is not transferable or assignable by me without the written consent of the Company or as provided in the Subscription Agreement. If more than one person is executing these offering materials, the obligations of each shall be joint and several and the representations and warranties contained in the Subscription Agreement, the Certification of Accredited Investor, the Investor Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns. This subscription, upon acceptance by the Company, shall be binding upon the undersigned’s heirs, executors, administrators, successors and assigns. The Certification of Accredited Investor, the Investor Questionnaire shall be construed in accordance with and governed in all respects by the laws of the state that is set forth in Subscription Agreement.

INDIVIDUAL and JOINT ACCOUNTS

I certify that I am an accredited investor by initialing in the applicable space (initial both spaces if both apply):

I had an Individual Income* of more than $200,000 in the past two full calendar years. I expect to have an Individual Income in excess of $200,000 in this calendar year; or my spouse and I had Joint Income* in excess of $300,000 in the past two full calendar years, and we expect to have a Joint Income in excess of $300,000 in this calendar year. My/our income(s) last year was/were

$	USD	and two years ago was/were	$	USD.
I/We have a total Net Worth* in excess of $1,000,000 USD, excluding primary residence.

* See additional information below.

Income. For purposes of this Subscription Agreement, “Individual Income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:

(1) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”);

(2) the amount of the losses claimed as a limited partner in a limited partnership (as reported on Schedule E of IRS Form 1040);

(3) any deduction claimed for depletion under Section 611, et seq. of the Code; and

(4) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

(Items (1) to (4), inclusive, above is referred to herein as the “Adjustment Amounts”).

For purposes of this Certification of Accredited Investor, “Joint Income” means “adjusted gross income” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the Adjustment Amounts, as defined above.

Exhibit B-1-4

Net Worth. For your calculation of Net Worth, exclude (i) from your assets the fair market value of your primary residence and (ii) from your liabilities the debt that is secured by your primary residence up to the fair market value of the primary residence (i.e., debt secured by your primary residence that exceeds its fair market value must be included as a liability). In any event, if there was any increase in the amount of debt secured by your primary residence within the past 60 days, you are required to include a liability in an amount equal to such increase, unless such increase in debt was incurred in connection with the purchase of your primary residence.

CORPORATE ACCOUNT

Initial applicable space(s) below. See additional information below under DEFINITION OF “ACCREDITED INVESTOR”, on the following page.

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

Each of its shareholders, partners, or beneficiaries meets at least one of the conditions described under the above section, INDIVIDUAL and JOINT ACCOUNTS. Please also initial the appropriate space(s) in that section; or

The plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual AND JOINT Accounts. Please also initial the appropriate space in that section; or

A corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

TRUST ACCOUNT

The trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person;”*

The trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

The grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s).

Exhibit B-1-5

DEFINITION OF “ACCREDITED INVESTOR”

The term “accredited investor” means:

A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

A director or executive officer of the Company.

A natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US $1,000,000. See Definitions section, above, for additional information.

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. See Definitions section, above, for additional information.

A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

An entity in which all of the equity owners are accredited investors. (The Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

Exhibit B-1-6

INVESTOR QUESTIONNAIRE – ACCOUNT UPDATE

Subscriber Name:
If a legal entity, Name(s), Address(es), Domicile(s), and Position(s) of All Beneficial Owners directly or indirectly owning 10% or more:	_____________________
_____________________
_____________________
_____________________
If a legal entity, Name(s), Address(es), Domicile(s), and Position(s) of individual(s) who have managerial control:	_____________________
_____________________
_____________________
_____________________
_____________________
Subscriber Tax ID:	Country of Citizenship:
Investment Amount:	$___________________USD

Source of Funds for Investment

[_] Annuity	[_] Gift	[_] Income from earnings
[_] Inheritance	[_] Insurance Proceeds	[_] Investment Proceeds
[_] Legal Settlement	[_] Lottery/Gaming	[_] Pension/IRA/Retirement
[_] Sale of business	[_] Spouse/Parent	[_] Other
Is this account a private banking account as defined under the USA Patriot Act?	[_] Yes [_] No

Is this an account for a foreign bank as defined under the USA Patriot Act?	[_] Yes [_] No

Exhibit B-1-7

Contact Information and Domicile (This address will be used for mailing unless you indicate otherwise.)

Individual

Street Address

City, State	Zip Code

Home Phone Number	Fax Number

E-mail Address

Domicile

If less than two years, previous address:

Street Address

City, State	Zip Code

Entity

Name of Entity

Contact Name	E-mail address
__________________________________________________ Street Address	________________ Suite/Floor

City, State	Zip Code

Business Phone Number If less than two years, previous address: Street Address City, State Zip Code	Fax Number

Exhibit B-1-8

Customer Data
Annual Income:		$ ____________	Source of Income:
Occupation:			Industry:
Education:			If retired, former occupation:
Employer Name:	_______________________		Years Employed:		___________
Employer Address:	_____________________________________________________________
Employer Telephone Number: __________________________
Marital Status: [_] S [_] M [_] D [_] DP [_] W		Dependents: [_] 0 [_] 1 [_] 2 [_] >2
Investment & Product Experience					Current Portfolio
Alternative Investments	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Annuities	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Bank CDs	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Bonds	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Cash or Cash Equivalent	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Hedge Funds	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Margin	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Mutual Funds-Exchange Traded	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Options	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Private Placements	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Real Estate	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$
Stocks	[_] None	[_] < 2 years	[_] 2 – 5 years	[_] > 5 years	$

Exhibit B-1-9

Liquid Net Worth

[_] <$50,000 [_] $50,001 - $100,000 [_] $100,001 - $250,000 [_] $250,001 - $500,000

[_] $500,001 - $750,000 [_] $750,001 - $1,000,000 [_] $1,000,001 - $2,500,000 [_] $2,500,001 - $5,000,000

[_] $5,000,001 - $7,500,000 [_] >$7,500,001

Net Worth (excluding primary residence)

[_] <$50,000 [_] $50,001 - $100,000 [_] $100,001 - $250,000 [_] $250,001 - $500,000

[_] $500,001 - $750,000 [_] $750,001 - $1,000,000 [_] $1,000,001 - $2,500,000 [_] $2,500,001 - $5,000,000

[_] $5,000,001 - $7,500,000 [_] >$7,500,001

Annual Expenses (recurring)

[_] $50,000 and under [_] $50,001 - $100,000 [_] $100,001 - $250,000 [_] $250,001 - $500,000

Special Expenses (Future, non-recurring)

[_] None [_] $50,000 and under [_] $50,001 - $100,000 [_] $100,001 - $250,000

Timeframe for Special Expenses

[_] Within 1 year [_] 2 – 3 years [_] 3 – 5 years [_] 6 – 8 years [_] > 8 years [_] None

Exhibit B-1-10

Are you or anyone with an interest in this account either: (1) a senior military, governmental, or political official in a non-US country, or (2) closely associated with an immediate family member of such an official?

[_] Yes [_] No If yes, identify the name of the official, office held, and country
Number of Years as a Customer of WestPark Capital, Inc. __________________________________________
Broker-Dealer Affiliations
Are you an employee of WestPark Capital, Inc.?	[_] Yes [_] No
Are you related to an employee of WestPark Capital, Inc.	[_] Yes [_] No	If yes, specify relationship to the employer

Are you an employee of another financial institution?	[_] Yes [_] No	If yes, name of the financial institution

Are you related to an employee of another financial institution?	[_] Yes [_] No	If yes, specify relationship to the employee

Are you maintaining other brokerage accounts?	[_] Yes [_] No	If yes, specify financial institution

Are you or any member of your immediate family affiliated with or employed by a member a stock exchange or the Financial Industry Regulatory Authority?

[_] Yes [_] No If yes, employer authorization is required

Are you a senior officer, director, or 10% or more shareholder of a public company?		[_] Yes [_] No I If yes, specify company(ies):

[SIGNATURE PAGE TO FOLLOW]

Exhibit B-1-11

SIGNATURE PAGE TO CERTIFICATION OF ACCREDITED INVESTOR, INVESTOR QUESTIONNAIRE]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Certification of Accredited Investor, Investor Questionnaire to be executed and delivered either in person or by its duly authorized agent.

I/WE CERTIFY THAT I/WE HAVE READ AND UNDERSTOOD THE CERTIFICATION OF ACCREDITED INVESTOR, INVESTOR QUESTIONNAIRE AND THAT I/WE UNDERSTAND THAT THESE DOCUMENTS ARE LEGALLY BINDING AND IMPOSE RIGHTS AND OBLIGATIONS UPON ME/US.

NOTE: If any of the Securities are owned by two or more joint owners, all such owners must sign this Questionnaire.

Signature: _________________________________	Signature: _________________________________
Name of signatory:____________________________	Name of signatory:____________________________
Title (if applicable):___________________________	Title (if applicable):___________________________
Entity Name (if applicable):_______________________________	Entity Name (if applicable):_______________________________
Date:________________	Date:_______________

Exhibit B-1-12

For WestPark Use Only

Verification of Identity of Beneficial Owners of Legal Entity Owning 10% or More per SEC Customer Due Diligence Rule

For each Beneficial Owner listed above, select two or more verifications:

Documentary Verification:

Photocopy of Valid, Non-Expired Government Issued Identity Document(s):

[_] Passport: Country _____ Place of Issue _______ Number _______ Issue Date ______ Exp. Date _____

[_] Driver’s License: State ___ Place of Issue _______ Number _______ Issue Date ______ Exp. Date ____

Non-Documentary Verification:

[_] Contacting Beneficial Owner.

[_] Compare Provided Information with Information from Other Sources. Source: __________________

[_] Checking references with other financial institution. Name of Financial Institution: ______________

[_] Obtaining a financial statement.

For each Beneficial Owner listed above:

CDD Certification Form Verification:

Name of Representative Certifying Identity of Beneficial Owner(s): _________________________________

Supervisory Review: ___________

Pre-Qualification

For clients that do not have an account at COR Clearing please complete the below sections

[_] Referred by Issuer

[_] Referred by other: ______________________________

[_] Nature of Pre-Existing relationship: ________________________________________________________

_______________________________________________________________________________________

________________________________________________________________________________________

How was the client Pre-Qualified:

[_] Verbally Pre-Qualified

[_] Other: _____________________________________________________________________________

Supervisory Review: ___________

Exhibit B-1-13

EXHIBIT B-1

INDEPENDENT VERIFICATION OF ACCREDITED INVESTOR STATUS

The Investor has sought independent verification of its accredited investor status within the last three (3) months from a registered broker-dealer, an SEC-registered investment adviser, a licensed attorney or a certified public accountant and has attached his or her certification letter, substantially in the form of Exhibit B-3, hereto.

Yes _________	No __________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Investor is an Entity)	Title (if Investor is an Entity)

Entity Name (if applicable)	Entity Name (if applicable)

Address	Address

Dated: , 201__	Dated: , 201__

Exhibit B-1-14

EXHIBIT B-2

CERTIFICATE OF SIGNATORY

(To be completed if Securities are

being subscribed for by an entity)

I, ____________________________________, am the ___________________________________ of

__________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 202__

_______________________________________

(Signature)

Exhibit B-2-1

EXHIBIT B-3

STATUS CERTIFICATION LETTER

[Letterhead of service provider]

Splash Beverage Group, Inc.

1314 East Olas Blvd, Suite 221

Fort Lauderdale, Florida 33316

Attention: Dean Huge, Chief Financial Officer

_______________________ [NAME OF INVESTOR] (“Client”) has requested that the undersigned provide SPLASH BEVERAGE GROUP, INC. (the “Company”) with this Status Certification Letter (this “Certification Letter”) to assist the Company in its verification of the Client’s status as an “accredited investor” as defined by Rule 501(a) of the Securities Act of 1933, as amended, in connection with the Client’s subscription for Shares and Investor Warrants offered by the Company (the “Securities”).

The undersigned certifies that [I/we/it] [am/are/is]:

☐	a registered broker-dealer registered with FINRA;
☐	an investment adviser registered with the Securities and Exchange Commission;
☐	a licensed attorney in good standing in the State of ___________ , which state is the place of [my/our/its] principal residence or principal office; or
☐	a certified public accountant duly registered and in good standing in the State of ___________ , which state is the place of [my/our/its] principal residence or principal office.

Based on the review of the supporting documentation identified below, the undersigned advises you that the Client satisfies the following criteria to qualify as an accredited investor:

☐	an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, exclusive of the value of his or her primary residence;[1]
☐	an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	an employee benefit plan within the meaning of Title 1 of ERISA and the plan has total assets in excess of $5,000,000;
☐	a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000; or
☐	a trust with total assets in excess of $5,000,000.

In connection with this Certification Letter, the undersigned has reviewed the original or photocopies of the following documents:

☐	Forms 1040 and supporting Forms W-2, Forms 1099, Schedules K-1 of Form 1065 for the two-most recent years;
☐	Bank statements, brokerage statements, certificates of deposit or tax assessments;
☐	Credit report from at least one of the nationwide consumer reporting agencies; and
☐	Other documents (please specify)_______________________________________.

This Certification Letter may be relied upon by the Company in connection with the offering and sale of the Shares and Investor Warrants.

SIGNATURE:	NAME:

COMPANY:	TITLE:

DATE:

1 In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Exhibit B-3-1

EXHIBIT B-4

BAD ACTOR DISQUALIFICATION QUESTIONNAIRE

Instructions: On September 23, 2013, the Securities and Exchange Commission (the “SEC”) rule disqualifying securities offerings involving certain “felons and other ‘bad actors’” from reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) went into effect. The new rule triggers disclosure of bad actors and bad acts that occurred on or prior to September 23, 2013, and provides that bad actors/bad acts occurring after September 23, 2013 cause the disqualification from reliance on Rule 506. In order to confirm that the Splash Beverage Group, Inc. (the “Company”) remains eligible to rely on Rule 506 and to comply with the related disclosure requirements, each (i) director, executive officer, other officer participating in an offering of securities, general partner or managing member of the Company, (ii) beneficial owner of 20% or more of the Company’s outstanding voting equity securities,(iii) any promoter connected with the Company at the time of the sale of the offering, (iv) any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of securities in the offering (a “Solicitor”), (v) any general partner or managing member of any Solicitor, and (vi) any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor is required to complete and execute this Bad Actor Disqualification Questionnaire (this “Questionnaire”).

If you are a person described in clauses (i) through (vi) above, you need to complete this Questionnaire. Please answer “Yes” or “No” with respect to each of the items set forth below. If you answer “Yes” to any of the following, please provide a detailed written description of all relevant facts and circumstances relating the applicable event, conviction, order, proceeding or action.

(1) Have you been convicted, within the prior ten years, of any felony or misdemeanor: (A) in connection with the purchase or sale of any security;

(B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

(2) Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the prior five years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?	☐ Yes ☐ No

(3) Are you subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission (the “CFTC”); or the U.S. National Credit Union Administration that: (A) bars you from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the last ten years?	☐ Yes ☐ No

Exhibit B-4-1

(4) Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or (f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that, (A) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on your activities, functions or operations; or

(C) bars you from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes ☐ No

(5) Are you subject to any order of the SEC entered within the last five years that orders you to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act, and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act?	☐ Yes ☐ No

(6) Are you suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?	☐ Yes ☐ No

(7) Have you filed (as a registrant or issuer), or were you an underwriter or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the prior five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?	☐ Yes ☐ No

(8) Are you subject to a United States Postal Service false representation order entered within the last five years, or are you subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?	☐ Yes ☐ No

(9) To the best of your knowledge, are you now the subject of any action, regulatory complaint, proceeding or other event that could result in a “yes” answer to any part of items 1-8 above?	☐ Yes ☐ No

Exhibit B-4-2

You hereby certify, represent and warrant that each of the above statements is true and correct and agree to immediately notify the Company if such information becomes inaccurate in any respect. You further agree to immediately notify the Company of any action, proceeding, investigation, event, action or development that could result in a “Yes” answer to any of the statements set forth above.

By: _________________________________________________

Name: ______________________________________________

Date:_______________________________________________

Exhibit B-4-3